GENERAL AMERICAN INVESTORS
                                  COMPANY, INC


                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 2002

                         A Closed-End Investment Company
                      listed on the New York Stock Exchange


                              450 Lexington Avenue
                              New York, N.Y. 10017
                          212-916-8400  1-800-436-8401
                       E-mail: InvestorRelations@gainv.com
                        www.generalamericaninvestors.com

                               TO THE STOCKHOLDERS

For the nine months ended September 30, 2002, our stockholders experienced a decrease of 29.2% on their investment in our Common Shares (assuming reinvestment of all dividends). The net asset value per Common Share decreased 26%. By comparison, our benchmark, the Standard & Poor's 500 Stock Index (including income), declined 28.2%. For the twelve months ended September 30, 2002, the results were negative as well. Our stockholders experienced a decrease of 20.1% and the net asset value per Common Share decreased 18%; these compare with a decline of 20.5% for the S&P 500. During each period, the discount at which our shares traded increased moderately and at September 30, 2002, it was 8.8%.

As set forth in the accompanying financial statements (unaudited), as of September 30, 2002, the net assets applicable to the Company's Common Stock were $790,002,176, equal to $25.77 per Common Share.

The decrease in net assets resulting from operations for the nine months ended September 30, 2002 was $283,168,974. During this period, net realized gain on securities sold was $6,517,576, of which approximately $830,000 ($.03 per share) is applicable to the Common Stock, and the decrease in unrealized appreciation was $284,006,500. Net investment income for the nine months was $2,419,950 and distributions to preferred stockholders amounted to $8,100,000.

During the nine months, 580,900 shares of the Company's Common Stock were repurchased for $14,989,101 at an average discount from net asset value of 9.2%.

The bear market that began some twenty-five months ago intensified in the period just ended. It now rivals the 1973-74 span for worst bear market since the Great Depression. Despite the fact that our portfolio holdings are characterized by their strong balance sheets, high earnings visibility and valuations which we believe to be attractive, we have not escaped the carnage - bear markets tend not to discriminate between companies, qualitatively, with respect to their destructive impulse.

We held historically high levels of cash at the market's peak and, today, these balances are even higher in relation to our total assets. As others rediscover the truth of the adage "you can't buy stock with stock," we look forward to employing our reserves and investing at valuations that have become much more reasonable.

Pursuant to authorization granted on October 9, 2002 by the Board of Directors, we have commenced the process of implementing Direct Registration ("DR") for our stockholders. DR is a system that allows for book-entry ownership and the electronic transfer of our shares. Holders of certificates will be able to deposit them with our transfer agent and receive periodic statements showing their book-entry share balances. We are planning to implement DR at the time of our year-end dividend payment in late December. A brochure describing all of its features and benefits will be distributed at that time.

A wealth of information about the Company, including current NAV and market price data as well as historical dividend payments, financial reports, notices and press releases, can be obtained from the Company's Web site, which can be accessed on the Internet at www.generalamericaninvestors.com.

By Order of the Board of Directors,

General American Investors Company, Inc.

Spencer Davidson
President and Chief Executive Officer

October 9, 2002

STATEMENT OF ASSETS AND LIABILITIES September 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

Assets
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE (NOTE 1a)
   Common stocks (cost $436,420,768)                                                            $629,573,611
   Corporate discount notes (cost $312,767,506)                                                  312,767,506
                                                                                                ------------
      Total investments (cost $749,188,274)                                                      942,341,117

CASH, RECEIVABLES AND OTHER ASSETS
   Cash, including margin account balance of $22,669                         $138,603
   Receivable for securities sold                                           1,456,981
   Receivable from broker for proceeds on securities sold short             5,247,257
   Dividends, interest and other receivables                                  802,085
   Prepaid expenses                                                         6,288,999
   Other                                                                      479,949             14,413,874
                                                                           ----------           ------------
TOTAL ASSETS                                                                                     956,754,991

Liablilities
------------------------------------------------------------------------------------------------------------------------------------
   Payable for securities purchased                                         2,746,603
   Preferred dividend accrued but not yet declared                            240,000
   Securities sold short, at value (proceeds $5,247,257) (note 1a)          4,934,600
   Accrued expenses and other liabilities                                   8,831,612
                                                                           ----------

                                                                                                  16,752,815
TOTAL LIABILITIES


7.20% TAX-ADVANTAGED CUMULATIVE PREFERRED STOCK -
      6,000,000 shares at a liquidation value of $25 per share (note 2)                          150,000,000
                                                                                                ------------

NET ASSETS APPLICABLE TO COMMON STOCK - 30,650,663 shares (note 2)                              $790,002,176
                                                                                                ============
NET ASSET VALUE PER COMMON SHARE                                                                      $25.77
                                                                                                ============
Net Assets Applicable to Common Stock
------------------------------------------------------------------------------------------------------------------------------------
   Common Stock, 30,650,663 shares at par value (note 2)                  $30,650,663
   Additional paid-in capital (note 2)                                    565,006,780
   Undistributed realized gain on investments                               6,746,546
   Undistributed net income                                                 2,472,687
   Unallocated distributions on Preferred Stock                            (8,340,000)
   Unrealized appreciation on investments and securities sold short
       (including aggregate gross unrealized appreciation of
       $289,958,123)                                                      193,465,500
                                                                          -----------
NET ASSETS APPLICABLE TO COMMON STOCK                                                          $790,002,176
                                                                                                ===========
(see notes to financial statements)

    STATEMENT OF OPERATIONS Nine Months Ended September 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

Income
------------------------------------------------------------------------------------------------------------------------------------
   Dividends (net of foreign withholding taxes of $21,770)                 $5,418,749
   Interest                                                                 4,746,627
   Other Income                                                               344,673            $10,510,049
                                                                           ----------
Expenses
------------------------------------------------------------------------------------------------------------------------------------
   Investment research                                                      5,164,040
   Administration and operations                                            1,882,547
   Office space and general                                                   435,242
   Auditing and legal fees                                                    167,500
   Transfer agent, custodian and registrar fees and expenses                  165,096
   Stockholders' meeting and reports                                          108,832
   Directors' fees and expenses                                               104,048
   Miscellaneous taxes                                                         62,794              8,090,099
                                                                           ----------            -----------
NET INVESTMENT INCOME                                                                              2,419,950

Realized Gain and Change in Unrealized Appreciation on Investments (notes 1d and 4)
------------------------------------------------------------------------------------------------------------------------------------
   Net realized gain (loss) on investments:
      Long transactions                                                    (3,345,550)
      Short sale transactions (note 1b)                                     9,863,126
                                                                          -----------
   Net realized gain on investments (long-term, except for $199,404)        6,517,576
   Net decrease in unrealized appreciation                               (284,006,500)
                                                                          -----------
NET LOSS ON INVESTMENTS                                                                         (277,488,924)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS                                                           (8,100,000)
                                                                                                 -----------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                               ($283,168,974)
                                                                                                 ===========
(see notes to financial statements)

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           General American Investors

                                                                           Nine Months
                                                                              Ended              Year Ended
                                                                       September 30, 2002       December 31,
                                                                           (Unaudited)              2001
                                                                         --------------         ------------
Operations
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                   $2,419,950            $12,512,405
   Net realized gain on investments                                         6,517,576             70,720,822
   Net decrease in unrealized appreciation                               (284,006,500)           (87,697,439)
                                                                          ------------          ------------
   Distributions to Preferred Stockholders:
      From net income, including short-term capital gain                         -                (2,311,200)
      From long-term capital gain                                                -                (8,488,800)
      Unallocated distributions on Preferred Stock                         (8,100,000)                 -
                                                                          ------------          ------------
      Decrease In Net Assets From Preferred Distributions                  (8,100,000)           (10,800,000)
                                                                          ------------          ------------


DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                         (283,168,974)           (15,264,212)
                                                                          ------------          ------------
Distributions to Common Stockholders
------------------------------------------------------------------------------------------------------------------------------------
   From net income, including short-term capital gain                      (5,933,997)           (26,369,696)
   From long-term capital gain                                             (3,435,472)           (96,274,382)
                                                                           ----------            -----------
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS                           (9,369,469)          (122,644,078)
                                                                           ----------            -----------
Capital Share Transactions
------------------------------------------------------------------------------------------------------------------------------------
   Value of Common Shares issued in payment of dividends (note 2)                -                81,091,222
   Cost of Common Shares purchased (note 2)                               (14,989,101)              (692,675)
                                                                          -----------           ------------
INCREASE (DECREASE) IN NET ASSETS - CAPITAL TRANSACTIONS                  (14,989,101)            80,398,547
                                                                          -----------           ------------
NET DECREASE IN NET ASSETS                                               (307,527,544)           (57,509,743)

Net Assets Applicable to Common Stock
------------------------------------------------------------------------------------------------------------------------------------
BEGINNING OF PERIOD                                                     1,097,529,720          1,155,039,463
                                                                        -------------         --------------
END OF PERIOD (including undistributed net income of
   $2,472,687 and $52,737, respectively)                                 $790,002,176         $1,097,529,720
                                                                         ============         ==============
(see notes to financial statements)

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           General American Investors

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the nine months ended September 30, 2002 and for each year in the five-year period ended December 31, 2001. This information has been derived from information contained in the financial statements and market price data for the Company's shares.

                                               Nine Months
                                                  Ended                               Year Ended December 31,
                                           September 30, 2002    ---------------------------------------------------------
                                               (Unaudited)        2001           2000         1999        1998       1997
                                                ---------        ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of period           $35.14         $39.91        $41.74        $34.87      $29.15      $25.24
                                               ---------        -------       -------       -------     -------     -------
      Net investment income                          .08            .41           .53           .45         .47         .21
      Net gain (loss) on securities -
        realized and unrealized                    (8.89)          (.66)         6.12         11.32        9.44        7.15
                                               ---------        -------       -------       -------     -------     -------

      Distributions on Preferred Stock:
        Dividends from investment income            -              (.07)(a)      (.11)(b)      (.07)(c)    (.03)        -
        Distributions from capital gains            -              (.29)         (.29)         (.35)       (.20)        -
        Unallocated                                 (.26)          -             -             -           (.01)        -
                                               ---------        -------       -------       -------     -------     -------
                                                    (.26)          (.36)         (.40)         (.42)       (.24)        -
                                               ---------        -------       -------       -------     -------     -------
   Total from investment operations                (9.07)          (.61)         6.25         11.35        9.67        7.36
                                               ---------        -------       -------       -------     -------     -------
   Less distributions on Common Stock:
        Dividends from investment income            (.19)(d)       (.88)(e)     (2.30)(f)      (.71)(g)    (.48)       (.26)(h)
        Distributions from capital gains            (.11)         (3.28)        (5.78)        (3.77)      (3.24)      (3.19)
                                               ---------        -------       -------       -------     -------     -------
                                                    (.30)         (4.16)        (8.08)        (4.48)      (3.72)      (3.45)
                                               ---------        -------       -------       -------     -------     -------

   Capital Stock transaction -
      effect of Preferred Stock offering            -              -             -             -           (.23)        -
                                               ---------        -------       -------       -------     -------     -------
   Net asset value, end of period                 $25.77         $35.14        $39.91        $41.74      $34.87      $29.15
                                               =========        =======       =======       =======     =======     =======

   Per share market value, end of period          $23.50         $33.47        $36.00        $37.19      $30.44      $26.19
                                               =========        =======       =======       =======     =======     =======
TOTAL INVESTMENT RETURN - Stockholder
   Return, based on market price per share        (29.17)%*        4.33%        19.10%        39.22%      31.31%      42.58%
RATIOS AND SUPPLEMENTAL DATA
   Net assets applicable to Common Stock,
      end of period (000's omitted)             $790,002     $1,097,530    $1,155,039    $1,094,519    $868,933    $702,597
   Ratio of expenses to average net assets
      applicable to Common Stock                    0.83%*         1.02%         1.09%         1.01%       0.95%       0.98%
   Ratio of net income to average net assets
      applicable to Common Stock                    0.25%*         1.15%         1.24%         1.23%       1.50%       0.80%
   Portfolio turnover rate                         17.33%*        23.81%        40.61%        33.68%      34.42%      32.45%
PREFERRED STOCK
   Liquidation value, end of period
      (000's omitted)                           $150,000       $150,000      $150,000      $150,000    $150,000          -
   Asset coverage                                    627%           832%          870%          830%        679%         -
   Liquidation preference per share               $25.00         $25.00        $25.00        $25.00      $25.00          -
   Market value per share                         $26.02         $25.90        $24.25        $21.75      $25.88          -

   (a) Includes short-term capital gain in the amount of $.04 per share.
   (b) Includes short-term capital gain in the amount of $.09 per share.
   (c) Includes short-term capital gain in the amount of $.03 per share.
   (d) Represents short-term capital gain.
   (e) Includes short-term capital gain in the amount of $.51 per share.
   (f) Includes short-term capital gain in the amount of $1.82 per share.
   (g) Includes short-term capital gain in the amount of $.29 per share.
   (h) Includes short-term capital gain in the amount of $.05 per share. *Not annualized

             STATEMENT OF INVESTMENTS September 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                                                                     Value
      Shares    COMMON STOCKS                                                                      (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE (2.2%)
------------------------------------------------------------------------------------------------------------------------------------
     500,000    The Boeing Company                                     (COST $15,978,443)           $17,065,000
                                                                                                     ----------

COMMUNICATIONS AND INFORMATION SERVICES (3.3%)
------------------------------------------------------------------------------------------------------------------------------------
     655,000    Cisco Systems, Inc. (a)                                                               6,864,400
     775,000    Cox Communications, Inc. Class A (a)                                                 19,057,250
     180,000    NTL Incorporated (a)                                                                      2,340
                                                                                                     ----------
                                                                       (COST $20,856,878)            25,923,990
                                                                                                     ----------
COMPUTER SOFTWARE AND SYSTEMS (0.2%)
------------------------------------------------------------------------------------------------------------------------------------
     175,000    Oberthur Card Systems S.A. (a)                                                          246,750
     339,500    Wind River Systems, Inc. (a)                                                          1,093,190
                                                                                                     ----------
                                                                       (COST $8,061,069)              1,339,940
                                                                                                     ----------
CONSUMER PRODUCTS AND SERVICES (3.2%)
------------------------------------------------------------------------------------------------------------------------------------
     275,000    Ethan Allen Interiors Inc.                                                            8,899,000
     765,000    Ford Motor Company                                                                    7,497,000
     100,000    Newell Rubbermaid Inc.                                                                3,087,000
     150,000    PepsiCo, Inc.                                                                         5,542,500
                                                                                                     ----------
                                                                       (COST $21,713,581)            25,025,500
                                                                                                     ----------
ELECTRONICS (1.8%)
------------------------------------------------------------------------------------------------------------------------------------
     692,500    Molex Incorporated Class A                             (COST $14,877,393)            14,541,807
                                                                                                     ----------



ENVIRONMENTAL CONTROL (INCLUDING SERVICES) (1.7%)
------------------------------------------------------------------------------------------------------------------------------------
     589,000    Waste Management, Inc.                                 (COST $11,654,199)            13,735,480
                                                                                                     ----------
FINANCE AND INSURANCE (30.3%)
------------------------------------------------------------------------------------------------------------------------------------
     275,000    American International Group, Inc.                                                   15,042,500
     108,000    AmerUs Group Co.                                                                      3,062,880
     500,000    Annaly Mortgage Management, Inc.                                                      9,225,000
   1,000,000    Annuity and Life Re (Holdings), Ltd.                                                  4,200,000
         300    Berkshire Hathaway Inc. Class A (a)                                                  22,170,000
      78,912    Central Securities Corporation                                                        1,321,776
     700,000    Everest Re Group, Ltd.                                                               38,402,000
     465,000    Golden West Financial Corporation                                                    28,913,700
     435,000    John Hancock Financial Services, Inc.                                                12,093,000
     335,000    M&T Bank Corporation                                                                 26,401,350
     425,000    MetLife, Inc.                                                                         9,673,000
     530,000    PartnerRe Ltd.                                                                       25,535,400
     545,000    Reinsurance Group of America, Incorporated                                           14,082,800
     235,000    SunTrust Banks, Inc.                                                                 14,447,800
     225,000    Transatlantic Holdings, Inc.                                                         14,951,250
                                                                                                     ----------
                                                                       (COST $120,469,965)          239,522,456
                                                                                                     ----------

--------------------------------------------------------------------------------
                           General American Investors

                                                                                                     Value
      Shares    COMMON STOCKS (continued)                                                          (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE  (13.0%)
------------------------------------------------------------------------------------------------------------------------------------
   PHARMACEUTICALS (10.2%)
------------------------------------------------------------------------------------------------------------------------------------
     340,000    Alkermes, Inc. (a)                                                                   $2,682,600
     300,000    Bristol-Myers Squibb Company                                                          7,140,000
     270,000    Genaera Corporation (a)                                                                 175,500
     650,000    Genentech, Inc. (a)                                                                  21,209,500
     250,000    IDEC Pharmaceuticals Corporation (a)                                                 10,380,000
     264,000    MedImmune, Inc. (a)                                                                   5,522,880
     140,000    Millennium Pharmaceuticals, Inc.(a)                                                   1,304,800
     125,000    OSI Pharmaceuticals, Inc. (a)                                                         2,121,250
   1,025,000    Pfizer Inc                                                                           29,745,500
                                                                                                     ----------
                                                                       (COST $70,595,058)            80,282,030
                                                                                                     ----------
   MEDICAL INSTRUMENTS AND DEVICES (1.5%)
------------------------------------------------------------------------------------------------------------------------------------
     290,000    Medtronic, Inc.                                        (COST $862,614)               12,214,800
                                                                                                     ----------

   HEALTH CARE SERVICES (1.3%)
------------------------------------------------------------------------------------------------------------------------------------
     475,000    Health Net, Inc. (a)                                   (COST $9,394,993)             10,188,750
                                                                                                   ------------
                                                                       (COST $80,852,665)           102,685,580
                                                                                                   ------------
MISCELLANEOUS (1.1%)
------------------------------------------------------------------------------------------------------------------------------------
                Other                                                  (COST $24,471,152)             8,501,330
                                                                                                    -----------
OIL & NATURAL GAS (INCLUDING SERVICES) (3.3%)
------------------------------------------------------------------------------------------------------------------------------------
   1,175,000    El Paso Corporation                                                                   9,717,250
   1,300,000    Halliburton Company                                                                  16,783,000
                                                                                                    -----------
                                                                       (COST $40,013,062)            26,500,250
                                                                                                    -----------
 RETAIL TRADE (18.8%)
------------------------------------------------------------------------------------------------------------------------------------
     675,000    Costco Wholesale Corporation (a)                                                     21,849,750
   2,045,000    The Home Depot, Inc. (b)                                                             53,374,500
   2,650,000    The TJX Companies, Inc.                                                              45,050,000
     570,000    Wal-Mart Stores, Inc.                                                                28,066,800
                                                                                                   ------------
                                                                       (COST $49,514,414)           148,341,050
                                                                                                   ------------
SEMICONDUCTORS (0.6%)
------------------------------------------------------------------------------------------------------------------------------------
     337,000    Brooks- PRI Automation, Inc. (a)                                                      3,848,540
     197,000    EMCORE Corporation (a)                                                                  299,440
   1,644,900    IQE plc (a)                                                                             197,388
     250,000    Zarlink Semiconductor Inc. (a)                                                          540,000
                                                                                                   ------------
                                                                       (COST $21,061,820)             4,885,368
                                                                                                   ------------
SPECIAL HOLDINGS (a) (c) (NOTE 5) (0.2%)
------------------------------------------------------------------------------------------------------------------------------------
         (d)    Sequoia Capital IV                                                                        2,500
     432,000    Silicon Genesis Corporation Series C Preferred                                        1,503,360
     546,000    Standard MEMS, Inc. Series A Convertible Preferred                                         -
                                                                                                   ------------
                                                                       (COST $6,896,127)              1,505,860(e)
                                                                                                   ------------

   TOTAL COMMON STOCKS (79.7%)                                         (COST $436,420,768)          629,573,611
                                                                                                   ------------

--------------------------------------------------------------------------------
                           General American Investors

     Principal                                                                                       Value
      Amount    SHORT-TERM SECURITIES AND OTHER ASSETS                                             (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
 $82,700,000    American Express Credit Corporation notes due 10/01-11/12/02; 1.74%-1.75%           $82,526,899
  49,200,000    Ford Motor Credit Company notes due 10/15-11/18/02; 2.03%-2.04%                      49,074,055
  84,000,000    General Electric Capital Corp. notes due 10/7-11/4/02; 1.75%-1.76%                   83,809,293
  60,500,000    General Motors Acceptance Corp. notes due 10/3-11/14/02; 2.03%-2.04%                 60,348,074
  37,100,000    Sears Roebuck Acceptance Corp. notes due 10/22-11/7/02; 2.00%-2.05%                  37,009,185
                                                                                                    -----------
                                                                    (COST $312,767,506)             312,767,506
    Liabilities in excess of cash, receivables and other assets                                      (2,338,941)
                                                                                                    -----------
TOTAL SHORT-TERM SECURITIES AND OTHER ASSETS, NET (39.3%)                                           310,428,565
                                                                                                   ------------
PREFERRED STOCK (-19.0%)                                                                           (150,000,000)
                                                                                                   ------------
NET ASSETS APPLICABLE TO COMMON STOCK (100%)                                                       $790,002,176
                                                                                                   ============

 (a) Non-income producing security.                             (d) A limited partnership interest.
 (b) 1,000,000 shares held by custodian in a segregated         (e) Fair value of each holding in the opinion of the Directors.
      custodian account as collateral for open short positions.
 (c) Restricted security.


--------------------------------------------------------------------------------





        STATEMENT OF SECURITIES SOLD SHORT September 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                                                                    Value
      Shares    COMMON STOCKS                                                                      (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
      55,000    Molex Incorporated                                                                   $1,293,600
     100,000    Southwest Bancorporation of Texas Inc.                                                3,641,000
                                                                                                     ----------
 TOTAL SECURITIES SOLD SHORT                                       (PROCEEDS $5,247,257)             $4,934,600
                                                                                                     ==========

(see notes to financial statements)

                    NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                       1. Significant Accounting Policies

General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Certain prior year financial statement items have been reclassified to conform to the current year presentation.

a. SECURITY VALUATION Securities traded on securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price on the last business day of the period. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for open short positions) on the valuation date. Corporate discount notes are valued at amortized cost, which approximates market value. Special holdings are valued at fair value in the opinion of the Directors. In determining fair value, in the case of restricted shares, consideration is given to cost, operating and other financial data and, where applicable, subsequent private offerings or market price of the issuer's unrestricted shares (to which a 30 percent discount is applied); for limited partnership interests, fair value is based upon an evaluation of the partnership's net assets.

b. SHORT SALES The Company may make short sales of securities for either speculative or hedging purposes. When the Company makes a short sale, it borrows the securities sold short from a broker; in addition, the Company places cash with that broker and securities in a segregated account with the custodian, both as collateral for the short position. The Company may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Company will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Company replaces the borrowed securities.

c. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

d.  OTHER  As  customary  in  the  investment   company   industry,   securities
transactions   are  recorded  as  of  the  trade  date.   Dividend   income  and
distributions to stockholders are recorded as of the ex-dividend dates.

                   2. Capital Stock and Dividend Distributions

The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value, of which 30,650,663 shares and 6,000,000 shares, respectively, were outstanding at September 30, 2002.

On June 19, 1998, the Company issued and sold 6,000,000 shares of its 7.20% Tax-Advantaged Cumulative Preferred Stock. The Preferred Shares are noncallable for 5 years and have a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common
Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

At all times, holders of Preferred Stock will elect two members of the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

In accordance with Emerging Issues Task Force Topic No. D-98, "Classification and Measurement of Redeemable Securities," effective for the current period, the Company has reclassified its Preferred Stock outside of permanent equity in the Statement of Assets and Liabilities. In addition, distributions to Preferred Stockholders are now classified as a component of the "Increase (Decrease) in Net Assets Resulting from Operations" in the Statements of Operations and of Changes in Net Assets and as a component of the "Total from Investment
Operations" in the Financial Highlights. This change has no impact on the Net Assets Applicable to the Common Stock of the Company.

--------------------------------------------------------------------------------
                           General American Investors

             2. Capital Stock and Dividend Distributions - continued

Transactions in Common Stock during the nine months ended September 30, 2002 and the year ended December 31, 2001 were as follows:

                                                               Shares                      Amount
                                                        --------------------     --------------------------
                                                            2002       2001          2002           2001
                                                        --------------------     --------------------------
Shares issued in payment of dividends (includes 28,400
   shares issued from treasury)                                -     2,310,019        -          $2,310,019
Increase in paid-in capital                                                           -          78,781,203
                                                                                 ------------  ------------
   Total increase                                                                     -          81,091,222
                                                                                 ------------  ------------

Shares purchased (at an average discount from net
   asset value of 9.2% and 9.0%, respectively)              580,900     19,000     ($580,900)       (19,000)
Decrease in paid-in capital                                                      (14,408,201)      (673,675)
                                                                                 ------------  ------------
   Total decrease                                                                (14,989,101)      (692,675)
                                                                                 ------------  ------------
Net increase (decrease)                                                         ($14,989,101)   $80,398,547
                                                                                 ============  ============

At September 30, 2002, the Company held in its treasury 580,900 shares of Common Stock with an aggregate cost in the amount of $14,989,101.

            3. Officers' Compensation and Retirement and Thrift Plans

The aggregate compensation paid by the Company during the nine months ended September 30, 2002 to its officers amounted to $4,067,200.

The Company has non-contributory retirement plans and a contributory thrift plan which cover substantially all employees. The costs to the Company and the assets and liabilities of the plans are not material. Costs of the plans are funded currently.

                      4. Purchases and Sales of Securities

Purchases and sales of investment securities and securities sold short (other than short-term securities) for the nine months ended September 30, 2002 were as follows:

                                      Purchases        Sales
                                   -------------   ------------
Long transactions                   $131,219,370   $152,583,474
Short sale transactions               14,152,372      5,928,301
                                   -------------   ------------
Total                               $145,371,742   $158,511,775
                                   =============   ============


At September 30, 2002, the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes.



                            5. Restricted Securities

                                                            Date                         Value
                                                          Acquired         Cost        (note 1a)
                                                        ------------   -----------   -----------
Sequoia Capital IV*                                        1/31/84        $886,407        $2,500
Silicon Genesis Corporation Series C Preferred             2/16/01       3,006,720     1,503,360
Standard MEMS, Inc. Series A Convertible Preferred        12/17/99       3,003,000           -
                                                                       -----------   -----------
Total                                                                   $6,896,127    $1,505,860
                                                                       ===========   ===========

* The amounts shown are net of distributions from this limited partnership interest which, in the aggregate, amounted to $4,806,404. The initial investment in the limited partnership was $2,000,000.

                          6. Operating Lease Commitment

In July 1992, the Company entered into an operating lease agreement for office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.

Rental expense approximated $235,700 for the nine months ended September 30, 2002. Minimum rental commitments under the operating lease are approximately $403,000 in 2002 and $504,000 per annum in 2003 through 2007.

In March 1996, the Company entered into a sublease agreement which expires in 2003 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $203,000 in 2002 and $64,000 in 2003. The Company will also receive its proportionate share of operating expenses and real property taxes under the sublease.

--------------------------------------------------------------------------------
In addition to purchases of the Company's Common Stock as set forth in Note 2 on page 9, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

     MAJOR STOCK CHANGES* Three Months Ended September 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                                        Shares Held
Increases                                              Shares        September 30, 2002
----------------------------------------------------------------------------------------
Additions
   Alkermes, Inc.                                      100,000             340,000
   Annuity and Life Re (Holdings), Ltd.                300,000           1,000,000
   Cisco Systems, Inc.                                 120,000             655,000
   Cox Communications, Inc. Class A                     46,300             775,000
   El Paso Corporation                                 325,000           1,175,000
   Everest Re Group, Ltd.                               75,000             700,000
   Genentech, Inc.                                      50,000             650,000
   Halliburton Company                                  50,000           1,300,000
   Health Net, Inc.                                     25,000             475,000
   MetLife, Inc.                                       125,000             425,000
   Pfizer Inc                                           25,000           1,025,000



Decreases
----------------------------------------------------------------------------------------
Eliminations
   BioReliance Corporation                              74,000                 -

Reductions
   American International Group, Inc.                   25,000             275,000
   AmerUs Group Co.                                    167,000             108,000
   Berkshire Hathaway Inc. Class A                          15                 300
   Ford Motor Company                                  110,500             765,000
   Golden West Financial Corporation                    35,000             465,000
   John Hancock Financial Services, Inc.                 5,000             435,000
   IDEC Pharmaceuticals Corporation                    245,000             250,000
   M&T Bank Corporation                                 15,000             335,000
   Newell Rubbermaid Inc.                               50,000             100,000
   OSI Pharmaceuticals, Inc.                            25,000             125,000
   PartnerRe Ltd.                                       20,000             530,000
   Reinsurance Group of America, Incorporated           55,000             545,000
   SunTrust Banks, Inc.                                 25,000             235,000
   Waste Management, Inc.                               11,000             589,000


*   Excludes transactions in Stocks - Miscellaneous - Other.

                                    DIRECTORS
--------------------------------------------------------------------------------

                       Lawrence B. Buttenwieser, Chairman
                   Arthur G. Altschul, Jr.    Bill Green
                   Lewis B. Cullman           Sidney R. Knafel
                   Spencer Davidson           Richard R. Pivirotto
                   Gerald M. Edelman          Joseph T. Stewart, Jr.
                   John D. Gordan, III        Raymond S. Troubh

                       William O. Baker, Director Emeritus
                      William T. Golden, Director Emeritus

                                    OFFICERS
--------------------------------------------------------------------------------

Spencer Davidson, President & Chief Executive Officer
Andrew V. Vindigni, Vice-President
Eugene L. DeStaebler, Jr., Vice-President, Administration
Peter P. Donnelly, Vice-President & Trader
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary

                                SERVICE COMPANIES
--------------------------------------------------------------------------------

Counsel
Sullivan & Cromwell

Independent Auditors
Ernst & Young LLP

Custodian
Deutsche Bank Trust
  Company Americas


Transfer Agent and Registrar
Mellon Investor Services LLC
P.O. Box 3315
South Hackensack, NJ 07606-1915
1-800-413-5499
www.mellon-investor.com